                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07528

                            -------------------------

                       Insured Municipal Income Fund Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Mark F. Kemper, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                              Jack W. Murphy, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: March 31

Date of reporting period: September 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

INSURED MUNICIPAL INCOME FUND INC.
SEMIANNUAL REPORT
SEPTEMBER 30, 2004

INSURED MUNICIPAL INCOME FUND INC.


November 15, 2004

DEAR SHAREHOLDER,

We present you with the semiannual report for Insured Municipal Income Fund Inc. (the "Fund") for the six months ended September 30, 2004.

PERFORMANCE

Over the six-month period, the Fund's net asset value return was 1.77%. On a market price basis, the Fund's return declined 4.18%. During the same time period, the Fund's peer group, as measured by the Lipper Insured Municipal Debt Funds (Leveraged) median, generated net asset value and market price returns of 1.48% and -2.09%, respectively. (For more performance information, please refer to "Performance At A Glance" on page 5.)

The Fund used leverage during the period--38.8% of total assets as of September 30, 2004--which added slightly to the Fund's yield. Leverage can magnify returns on the upside and on the downside, and can create wider dispersions of returns within the Fund's peer group.

The Fund traded at a discount to NAV at the end of September. This discount was wider than the average of the funds in its Lipper peer group.

A Fund trades at a discount when the market price at which its shares trade is less than its net asset value (NAV). Alternately, a fund trades at a premium when the market price at which its shares trade is more than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per common share is determined by dividing the value of the Fund's securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

AN INTERVIEW WITH PORTFOLIO MANAGER WILLIAM VERONDA

Q.  CAN YOU DESCRIBE THE ECONOMIC ENVIRONMENT DURING THE REPORTING PERIOD?

A. The economy continued to expand, although it lost some traction as the reporting period progressed. In the first quarter of 2004, gross domestic product (GDP) came in at 4.5%, up from 4.1% in the prior quarter. Second quarter GDP

[SIDENOTE]

INSURED MUNICIPAL INCOME FUND INC.

INVESTMENT GOAL:

High level of current income exempt from federal income tax, consistent with preservation of capital.

PORTFOLIO MANAGER:

William Veronda
UBS Global Asset Management (US) Inc.

COMMENCEMENT:

June 8, 1993

NYSE SYMBOL:

PIF

DIVIDEND PAYMENT:

Monthly
    then fell to 3.3%. During its August 10, 2004 meeting, the Federal Reserve Board (the "Fed") stated that, "In recent months, output growth has moderated and the pace of improvement in labor-market conditions has slowed." There was no shortage of economic data to substantiate the Fed's findings.

Q.  HOW DID THE FED REACT TO THESE ECONOMIC CONDITIONS?

A. After many months of speculation, the Fed raised the federal funds rate (or "fed funds" rate)--the rate that banks charge one another for funds they borrow on an overnight basis--from 1.00% to 1.25% on June 30, 2004. The Fed raised rates again at its subsequent meetings on August 10, 2004 and September 21, 2004, to 1.50% and 1.75%, respectively. In doing so, it noted that, "Even after this action, the stance of monetary policy remains accommodative and, coupled with robust underlying growth in productivity, is providing ongoing support to economic activity." Market perception grew that the Fed, through its statements and in its actions, was paving the way to continue raising rates in the future.

Q.  HOW DID YOU POSITION THE FUND'S PORTFOLIO DURING THE REPORTING PERIOD?

A. The Fund's duration was shorter relative to its benchmark during the period, as we believed that yields would continue to rise given the ongoing strength of the economy. While this positioning enhanced performance in the first half of the period, it detracted from results over the last three months. However, our yield curve positioning helped offset some of this performance, as our expectations for a flattening yield curve were met (the curve flattens when the gap between short- and long-term yields narrows). In particular, in recent months we emphasized securities in the 5- to 10-year and 20- to 30-year portions of the curve, while holding underweight positions in the 1- to 5-year and the 10- to 15-year ranges of the curve.

Q.  WHAT HAS BEEN YOUR APPROACH IN TERMS OF THE CALIFORNIA MUNICIPAL MARKET?

A. California was one of a number of states that saw its fiscal situation improve during the six-month period. Thus, we added a number of California issues to our portfolio, including a block of the state's Economic Recovery Bonds. Overall, the Fund's California holdings enhanced results over the period covered by this report.

    Another state that has shored up its balance sheet in recent months is Massachusetts. We are, therefore, looking to increase the Fund's exposure to this state's municipal securities.

Q.  WHAT IS YOUR VIEW ON THE HEALTHCARE SECTOR?

A. Given declining government reimbursements, we remain negative on the healthcare sector in general. However, using our research capabilities, we identified a number of securities that we believe offer attractive yields and, in our opinion, more than compensate investors for the potential risks.

Q. THE TROUBLES IN THE AIRLINE SECTOR HAVE BEEN WELL-DOCUMENTED. DOES THE FUND HAVE ANY EXPOSURE TO THIS AREA?

A. While the airline industry is experiencing high-profile issues, we continue to find attractive opportunities in the airport sector. Over the last year, both business and consumer flight trends have improved. Given the expectations for a continuation of an economic expansion, we expect airfreight usage will remain strong. An example of a portfolio holding in this area is Cleveland Ohio Airport bonds (1.8%)* that mature in 2014.

Q. WERE THERE ANY OTHER STRATEGIES THAT AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD?

A. As we mentioned in our last report to you, we increased the Fund's leverage from approximately 33% to 40% at the end of December 2003. Although leverage can cause the Fund's short-term volatility to increase, it also better positions us to seek our goal of a high level of current income exempt from federal income tax, consistent with the preservation of capital. We therefore maintained the Fund's leverage at roughly 40% over the period.

Q.  HOW DO YOU ANTICIPATE POSITIONING THE FUND'S PORTFOLIO GOING FORWARD?

A. Although the US economy experienced a "soft patch" during the third quarter, it now appears that this may have been overstated. In addition, aside from stubbornly high oil prices, inflation remains low. We believe the Fed will continue to raise interest rates--in fact, on November 10, 2004, the Fed raised the federal funds rate another 25 basis points to 2.00%--and, as such, we expect to retain our short duration position. We also anticipate remaining focused on the 5- to 10-year and 20- to 30-year portions of the yield curve.

    We will continue to look for opportunities in the general obligation market, in particular issues from the state of California. Having said that, we expect to avoid securities in the 1- to 5-year range, as we do not believe they are attractive given the underlying risks. On a national level, we will seek higher-yielding securities that appear attractive given their risk/reward characteristics.


* As a percentage of net assets applicable to common shareholders as of September 30, 2004.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS Funds* please contact your financial advisor or visit us at www.ubs.com.

Sincerely,


/s/ Joseph A. Varnas                       /s/ William Veronda

JOSEPH A. VARNAS                           WILLIAM VERONDA
PRESIDENT                                  PORTFOLIO MANAGER
Insured Municipal Income Fund Inc.         Insured Municipal Income Fund Inc.
MANAGING DIRECTOR                          EXECUTIVE DIRECTOR
UBS Global Asset Management (US) Inc.      UBS Global Asset Management (US) Inc.


This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended September 30, 2004, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances, and they do not guarantee the future performance of the markets or the Fund. We encourage you to consult your financial advisor regarding your personal investment program.


* Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding investment objectives, risks, charges and expenses, and should be read carefully before investing.

PERFORMANCE AT A GLANCE (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 9/30/04

NET ASSET VALUE RETURNS                6 MONTHS      1 YEAR       5 YEARS     10 YEARS
--------------------------------------------------------------------------------------
Insured Municipal Income Fund Inc.       1.77%       4.38%         6.49%        7.44%
Lipper Insured Municipal Debt Funds
   (Leveraged) Median                    1.48        5.99          8.18         7.33

MARKET PRICE RETURNS
Insured Municipal Income Fund Inc.      -4.18        3.59          7.95         8.79
Lipper Insured Municipal Debt Funds
   (Leveraged) Median                   -2.09        6.17          8.40         8.09

Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when sold, may be worth more or less than their original cost. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates. NAV and market price returns for periods of less than one year are cumulative. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

SHARE PRICE, DIVIDEND AND YIELDS AS OF 9/30/04

Market Price                                                        $   13.47
Net Asset Value (per share applicable to common shareholders)       $   15.26
12-Month Net Investment Income Dividend (ended 9/30/04)             $    0.81
September 2004 Dividend                                             $   0.065
Market Yield*                                                            5.79%
NAV Yield*                                                               5.11%
IPO Yield*                                                               5.20%

* Market yield is calculated by multiplying the September dividend by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the September dividend by 12 and dividing by the month-end net asset value. IPO yield is calculated by multiplying the September dividend by 12 and dividing by the initial public offering price. Prices and yields will vary.

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                     9/30/04               3/31/04            9/30/03
------------------------------------------------------------------------------------------------------
Net Assets Applicable to Common
Shareholders (mm)                                 $     314.7           $     317.6        $     323.1
Weighted Average Maturity                            11.1 yrs              10.7 yrs           13.5 yrs
Weighted Average Duration                             4.8 yrs               4.8 yrs            5.2 yrs
Weighted Average Coupon                                   4.7%                  4.3%               4.9%
Leverage**                                               38.8%                 39.8%              31.7%
Callable/Maturing Within Five Years*                     13.8%                 14.4%              14.7%
Callable/Maturing Beyond Five Years*                     86.2%                 85.6%              85.3%

PORTFOLIO COMPOSITION***                            9/30/04               3/31/04            9/30/03
-------------------------------------------------------------------------------------------------------
Long-Term Municipal Bonds                               143.5%                143.8%             128.8%
Short-Term Municipal Notes                               21.6                  20.6               15.9
Futures                                                  (0.0)****             (0.1)                --
Other Assets Less Liabilities                             1.6                   1.8                1.7
Liquidation Value of Auction Preferred Shares           (66.7)                (66.1)             (46.4)
TOTAL                                                   100.0%                100.0%             100.0%
-------------------------------------------------------------------------------------------------------

CREDIT QUALITY***                                    9/30/04              3/31/04            9/30/03
-------------------------------------------------------------------------------------------------------
AAA/Aaa                                                 143.5%                143.8%             128.8%
A1/P1/SP-1/MIG-1                                         21.6                  20.6               15.9
Other Assets Less Liabilities                             1.6                   1.7                1.7
Liquidation Value of Auction Preferred Shares           (66.7)                (66.1)             (46.4)
TOTAL                                                   100.0%                100.0%             100.0%
-------------------------------------------------------------------------------------------------------

TOP 5 STATES***       9/30/04                               3/31/04                            9/30/03
-------------------------------------------------------------------------------------------------------
California             40.6%           California            26.3%         Texas                27.6%
Texas                  28.6            New York              23.5          California           21.0
New York               18.5            Texas                 22.0          Illinois             19.1
Illinois               13.1            Illinois              14.3          New York             13.0
Washington              9.9            Washington            11.6          Massachusetts         7.0
TOTAL                 110.7%                                 97.7%                              87.7%
-------------------------------------------------------------------------------------------------------

TOP FIVE SECTORS***   9/30/04                              3/31/04                             9/30/03
-------------------------------------------------------------------------------------------------------
Power                  33.5%           Power                 37.4%         Power                33.6%
Escrow-to-maturity     20.1            Water                 26.8          Water                30.8
Water & Sewer          15.7            Escrow-to-maturity    20.1          Escrow-to-maturity   16.1
Hospital               13.7            Pre-refunded          15.8          Hospital             10.1
Airport                 9.4            Hospital              11.8          Airport               8.4
TOTAL                  92.4%                                111.9%                              99.0%
-------------------------------------------------------------------------------------------------------

* Weightings represent percentages of portfolio assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.
**   As a percentage of total assets as of the dates indicated.
*** As a percentage of net assets applicable to common shareholders as of the dates indicated. Credit quality ratings designated by Standard & Poor's Rating Group and Moody's Investor Services, Inc. Both are independent rating agencies.
**** Represents less than 0.05% of net assets applicable to common shareholders.

INSURED MUNICIPAL INCOME FUND INC.

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2004 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                 MOODY'S         S&P         MATURITY     INTEREST
 (000)                                                  RATING         RATING         DATES        RATES          VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--143.48%

ALABAMA--0.53%
$      1,590   Alabama Water Pollution Control
                 Authority Revolving Fund
                 Loan-Series A (AMBAC Insured)           Aaa            AAA         08/15/17         6.750%  $     1,660,612
----------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--40.65%
       4,000   California State Department of
                 Water Resources Power Supply
                 Revenue-Series A (AMBAC
                 Insured)                                Aaa            AAA         05/01/14         5.500         4,562,640

      10,000   California State Department of
                 Water Resources Power Supply
                 Revenue-Series A (AMBAC
                 Insured)                                Aaa            AAA         05/01/16         5.500        11,359,700

       3,060   California State Department of
                 Water Resources Power Supply
                 Revenue-Series A
                 (MBIA Insured)                          Aaa            AAA         05/01/12         5.250         3,445,897

       4,000   California State Department of
                 Water Resources Revenue-
                 Series W (FSA Insured)                  Aaa            AAA         12/01/14         5.500         4,649,960

       2,500   California State Economic
                 Recovery-Series A
                 (FGIC Insured)                          Aaa            AAA         07/01/14         5.250         2,842,100

       8,000   California State Economic
                 Recovery-Series A
                 (MBIA Insured)                          Aaa            AAA         07/01/12         5.000         8,917,440

       3,000   California State Economic
                 Recovery-Series A
                 (MBIA Insured)                          Aaa            AAA         07/01/15         5.000         3,319,290

          30   California State General
                 Obligation (FGIC Insured)               Aaa            AAA         11/01/12         7.000            30,730

       3,305   Chino Valley Unified School
                 District-Series A (FSA Insured)         Aaa            AAA         08/01/26         5.000         3,409,603

       3,125   Contra Costa Water District
                 Water Revenue-Series L
                 (FSA Insured)                           Aaa            AAA         10/01/19         5.000         3,335,000

       5,000   Contra Costa Water District
                 Water Revenue-Refunding-
                 Series M (FSA Insured)                  Aaa            AAA         10/01/18         5.000         5,402,350

       3,200   Livermore-Amador Valley Water
                 Management Agency Sewer
                 Revenue-Series A
                 (AMBAC Insured)                         Aaa            AAA         08/01/14         5.250         3,565,696

PRINCIPAL
 AMOUNT                                                 MOODY'S         S&P         MATURITY     INTEREST
 (000)                                                  RATING         RATING         DATES        RATES          VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

CALIFORNIA--(CONTINUED)
$      2,000   Long Beach Finance Authority
                 Lease Revenue-Aquarium of
                 the South Pacific
                 (AMBAC Insured)                         Aaa            AAA         11/01/15         5.500%  $     2,262,440

       6,340   Los Angeles County
                 Metropolitan Transportation
                 Authority Sales Tax Revenue-
                 Refunding-Proposition C-
                 (MBIA Insured)                          Aaa            AAA         07/01/12         5.250         7,174,661

       8,475   Los Angeles County Sanitation
                 Districts Financing Authority
                 Revenue-Capital Project-
                 Series A (FSA Insured)                  Aaa            AAA         10/01/20         5.000         9,044,351

       5,000   Los Angeles General Obligation-
                 Series A (MBIA Insured)                 Aaa            AAA         09/01/21         5.000         5,270,400

       3,000   Los Angeles University School
                 District-Series A (FSA Insured)         Aaa            AAA         07/01/20         5.250         3,279,090

       5,000   Los Angeles Water & Power
                 Revenue-Power Systems-
                 Series A (MBIA-IBC Insured)              NR            AAA         07/01/24         5.000         5,113,450

       7,000   Los Angeles Water & Power
                 Revenue-Power Systems-
                 Series A-A-1 (FSA Insured)              Aaa            AAA         07/01/21         5.250         7,578,130

       3,000   Los Angeles Water & Power
                 Revenue-Power Systems-
                 Series A-SubSeries A-2
                 (MBIA Insured)                          Aaa            AAA         07/01/16         5.000         3,272,760

       6,000   Los Angeles Water & Power
                 Revenue-Power Systems-
                 Series B (FSA Insured)                  Aaa            AAA         07/01/25         5.000         6,223,440

       1,000   Marin Municipal Water District
                 Water Revenue
                 (AMBAC Insured)                         Aaa            AAA         07/01/18         5.000         1,070,850

       6,520   Placentia-Yorba Linda Unified
                 School District-Series A
                 (FGIC Insured)                          Aaa            AAA         08/01/26         5.000         6,706,863

       7,000   Sacramento Municipal Utility
                 Revenue-Mud-Series R
                 (MBIA Insured)                          Aaa            AAA         08/15/19         5.000         7,512,890

       4,000   San Francisco City & County
                 Airport Commission International
                 Airport-Second Series 27B
                 (FGIC Insured)                          Aaa            AAA         05/01/15         5.250         4,393,640

PRINCIPAL
 AMOUNT                                                 MOODY'S         S&P         MATURITY     INTEREST
 (000)                                                  RATING         RATING         DATES        RATES          VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

CALIFORNIA--(CONCLUDED)
$      5,580   Southern California Public Power
                 Authority Transmission Project
                 Revenue-Refunding
                 (FGIC Insured)                          Aaa            AAA         07/01/12         7.300%# $     4,189,910

                                                                                                                 127,933,281
----------------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA--2.28%
       2,650   District of Columbia General
                 Obligation-Series B
                 (AMBAC Insured)                         Aaa            AAA         06/01/16         5.000         2,858,502

       4,000   District of Columbia Hospital
                 Revenue-Medlantic
                 Healthcare-Series A
                 (Escrowed to Maturity)
                 (MBIA Insured)                          Aaa            AAA         08/15/14         5.750         4,319,840

                                                                                                                   7,178,342
----------------------------------------------------------------------------------------------------------------------------

FLORIDA--1.01%
       3,000   Miami-Dade County Expressway
                 Authority Toll System Revenue-
                 Series B (FGIC Insured)                 Aaa            AAA         07/01/26         5.250         3,183,120
----------------------------------------------------------------------------------------------------------------------------

GEORGIA--1.04%
       1,015   Columbus Building Authority
                 Lease Revenue-Series A
                 (FGIC Insured)                          Aaa            AAA         01/01/16         5.250         1,134,009

       2,000   Georgia Municipal Electric
                 Authority Power Revenue-
                 Series A (FSA Insured)                  Aaa            AAA         01/01/18         5.000         2,137,840

                                                                                                                   3,271,849
----------------------------------------------------------------------------------------------------------------------------

ILLINOIS--11.25%
       1,500   Chicago General Obligation-
                 Series A (FSA Insured)                  Aaa            AAA         01/01/25         5.000         1,549,260

       2,000   Chicago General Obligation-
                 Series A (FSA Insured)                  Aaa            AAA         01/01/26         5.000         2,052,000

       8,400   Chicago O'Hare International
                 Airport Revenue-Second Lien-
                 Series A (MBIA Insured)                 Aaa            AAA         01/01/15         6.375         8,658,216

       1,000   Chicago Project & Refunding-
                 Series A (MBIA Insured)                 Aaa            AAA         01/01/14         5.500         1,129,660

       4,000   Illinois Development Finance
                 Authority Pollution Control
                 Revenue-Commonwealth
                 Edison Co. Project-Series D
                 (AMBAC Insured)                         Aaa            AAA         03/01/15         6.750         4,157,520

PRINCIPAL
 AMOUNT                                                 MOODY'S         S&P         MATURITY     INTEREST
 (000)                                                  RATING         RATING         DATES        RATES          VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

ILLINOIS--(CONCLUDED)
$      4,500   Illinois Health Facilities Authority
                 Revenue-Franciscan Sisters
                 Health Care-Series C (Escrowed
                 to Maturity) (MBIA Insured)             Aaa            AAA         09/01/18         5.750%  $     5,277,375

       2,000   Illinois Sales Tax Revenue-Series 2
                 (FGIC Insured)                          Aaa            AAA         06/15/16         5.500         2,314,700

       3,000   Kane McHenry Cook & De Kalb
                 Counties-United School
                 District No. 300 (MBIA Insured)         Aaa            AAA         12/01/15         5.500         3,391,590

       5,000   Metropolitan Pier & Exposition
                 Authority-Illinois Dedicated
                 State Tax Capital Appreciation-
                 Series A-2002 (FGIC Insured)            Aaa            AAA         06/15/10         6.650#        4,118,200

       2,395   Metropolitan Pier & Exposition
                 Authority-Illinois Dedicated
                 State Tax-Pre-refunded-
                 Series A-2002 (FGIC Insured)            Aaa            AAA         12/15/23         5.500         2,764,596

                                                                                                                  35,413,117
----------------------------------------------------------------------------------------------------------------------------

INDIANA--0.35%
       1,000   Indiana University Revenue-
                 Student Fee-Series 0
                 (FGIC Insured)                          Aaa            AAA         08/01/18         5.250         1,095,340
----------------------------------------------------------------------------------------------------------------------------

MAINE--1.55%
       4,785   Maine Health & Higher
                 Educational Facilities Authority
                 Revenue-Series A (Escrowed
                 to Maturity) (FSA Insured)              Aaa            AAA         07/01/23         5.500         4,886,490
----------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--0.96%
       2,800   Massachusetts Water Pollution
                 Abatement Trust MWRA
                 Program-Series A                        Aaa            AAA         08/01/20         5.250         3,017,672
----------------------------------------------------------------------------------------------------------------------------

MICHIGAN--2.53%
       4,475   Eastern Michigan University
                 Revenue-Series A
                 (FGIC Insured)                          Aaa            AAA         06/01/19         5.000         4,782,969

       2,880   Michigan Municipal Bond
                 Authority Clean Water
                 Revenue Fund                            Aaa            AAA         10/01/19         5.250         3,173,472

                                                                                                                   7,956,441
----------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                 MOODY'S         S&P         MATURITY     INTEREST
 (000)                                                  RATING         RATING        DATES         RATES          VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

MINNESOTA--1.70%
$      5,015   Minneapolis & St. Paul
                 Metropolitan Airports
                 Commission Airport Revenue-
                 SubSeries A (MBIA Insured)              Aaa            AAA         01/01/19         5.000%  $     5,342,479
----------------------------------------------------------------------------------------------------------------------------

MISSOURI--1.69%
       1,740   St. Louis Airport Revenue-Capital
                 Improvement Project-Series A
                 (MBIA Insured)                          Aaa            AAA         07/01/15         5.375         1,947,217

       2,035   St. Louis Airport Revenue-Capital
                 Improvement Project-Series A
                 (MBIA Insured)                          Aaa            AAA         07/01/16         5.375         2,268,882

       1,000   St. Louis Airport Revenue-Capital
                 Improvement Project-Series A
                 (MBIA Insured)                          Aaa            AAA         07/01/18         5.375         1,106,280

                                                                                                                   5,322,379
----------------------------------------------------------------------------------------------------------------------------

NEVADA--3.70%
       4,000   Washoe County Gas & Water
                 Facilities Revenue-Sierra Pacific
                 Power Co. Project-Series B
                 (MBIA Insured)                          Aaa            AAA         06/01/23         5.900         4,052,800

       7,500   Washoe County Water Facilities
                 Revenue-Sierra Pacific
                 Power Co. Project-Series A
                 (MBIA Insured)                          Aaa            AAA         06/01/23         5.900         7,599,000

                                                                                                                  11,651,800
----------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--1.62%
       5,000   Salem County Industrial Pollution
                 Control Finance Authority
                 Revenue-Public Service
                 Electric & Gas-Series D
                 (MBIA Insured)                          Aaa            AAA         10/01/29         6.550         5,100,700
----------------------------------------------------------------------------------------------------------------------------

NEW MEXICO--8.11%
       8,850   Gallup Pollution Control
                 Revenue-Plains Electric
                 Generation (MBIA Insured)               Aaa            AAA         08/15/17         6.650         9,091,251

      15,000   New Mexico Finance Authority
                 State Transportation Revenue-
                 Senior Lien-Series A
                 (MBIA Insured)+                         Aaa            AAA         06/15/20         5.250        16,444,800

                                                                                                                  25,536,051
----------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                 MOODY'S         S&P         MATURITY     INTEREST
 (000)                                                  RATING         RATING         DATES        RATES          VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

NEW YORK--12.52%
$      3,000   New York State Dormitory
                 Authority Revenue-Series B
                 (FGIC Insured)                          Aaa            AAA         11/15/29         5.250%  $     3,347,490

       3,000   New York State Dormitory
                 Authority Revenue-Sloan
                 Kettering Center-Series 1
                 (MBIA Insured)                          Aaa            AAA         07/01/16         5.000         3,265,770

       2,000   Long Island Power Authority
                 Electric System Revenue-
                 Series A (FSA Insured)                  Aaa            AAA         12/01/22         5.125         2,123,140

       5,650   Metropolitan Transportation
                 Authority Dedicated Tax Fund-
                 Series A (FSA Insured)                  Aaa            AAA         11/15/24         5.250         6,014,538

       5,000   Metropolitan Transportation
                 Authority Revenue-Series A
                 (AMBAC Insured)                         Aaa            AAA         11/15/16         5.500         5,626,400

       4,000   Metropolitan Transportation
                 Authority Revenue-Series A
                 (FGIC Insured)                          Aaa            AAA         11/15/17         5.000         4,350,960

       1,200   New York City General
                 Obligation-Series F
                 (MBIA-IBC Insured)                      Aaa            AAA         08/01/12         5.750         1,391,880

      11,555   Triborough Bridge & Tunnel
                 Authority Revenue-General
                 Purpose-Series Y                        Aa3            AAA         01/01/12         6.000        13,286,517

                                                                                                                  39,406,695
----------------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA--1.23%
       3,505   Charlotte Certificates of
                 Participation Refunding-
                 Convention Facilities Project-
                 Series A (MBIA Insured)                 Aaa            AAA         08/01/12         5.000         3,870,536
----------------------------------------------------------------------------------------------------------------------------

OHIO--2.41%
       5,000   Cleveland Airport Systems
                 Revenue-Series A (FSA Insured)          Aaa            AAA         01/01/14         5.250         5,513,850

       1,870   Ohio Water Development
                 Authority-Pollution Control
                 Facilities Revenue-Water
                 Control Loan Fund-Water
                 Quality Series (MBIA Insured)           Aaa            AAA         06/01/13         5.500         2,061,544

                                                                                                                   7,575,394
----------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                 MOODY'S         S&P         MATURITY     INTEREST
 (000)                                                  RATING         RATING         DATES        RATES          VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

PENNSYLVANIA--1.99%
$      1,000   Philadelphia General Obligation
                 (FSA Insured)                           Aaa            AAA         03/15/13         5.250%  $     1,105,030

       1,000   Philadelphia General Obligation
                 (FSA Insured)                           Aaa            AAA         03/15/14         5.250         1,105,030

       3,750   Philadelphia School District-
                 Series A (MBIA Insured)                 Aaa            AAA         04/01/16         5.250         4,047,150

                                                                                                                   6,257,210
----------------------------------------------------------------------------------------------------------------------------

PUERTO RICO--1.76%
       5,000   Puerto Rico Public Finance Corp.
                 Commonwealth Appropriation-
                 Series A (FGIC Insured)                 Aaa            AAA         08/01/31         5.250         5,560,550
----------------------------------------------------------------------------------------------------------------------------

RHODE ISLAND--6.22%
      10,000   Rhode Island Depositors
                 Economic Protection Corp.
                 Special Obligation-Series A
                 (Escrowed to Maturity)
                 (FSA Insured)                           Aaa            AAA         08/01/14         5.750        11,758,946

       7,000   Rhode Island Depositors
                 Economic Protection Corp.
                 Special Obligation-Series B
                 (Pre-refunded with U.S.
                 Government Securities to
                 02/01/11 @ 100) (MBIA Insured)          Aaa            AAA         08/01/21         5.250         7,835,100

                                                                                                                  19,594,046
----------------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA--1.21%
       2,625   Charleston County Hospital
                 Facilities Revenue-Bon Secours
                 Health System Project
                 (Escrowed to Maturity)
                 (FSA Insured)                           Aaa            AAA         08/15/25         5.625         2,684,168

       1,000   Myrtle Beach Water & Sewer
                 Revenue System (FGIC Insured)           Aaa            AAA         03/01/15         5.375         1,119,430

                                                                                                                   3,803,598
----------------------------------------------------------------------------------------------------------------------------

TEXAS--22.39%
       2,000   Corpus Christi Utilities System
                 Revenue-Refunding &
                 Improvement (FSA Insured)               Aaa            AAA         07/15/17         5.250         2,206,060

       5,170   Fort Bend Independent School
                 District Refunding-Series A
                 (PSF-GTD Insured)                        NR            AAA         08/15/26         5.250         5,455,022

       2,120   Frisco Certificates Obligation-
                 Series A (FGIC Insured)                 Aaa            AAA         02/15/14         5.250         2,350,190

PRINCIPAL
 AMOUNT                                                 MOODY'S         S&P         MATURITY     INTEREST
 (000)                                                  RATING         RATING         DATES        RATES          VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

TEXAS--(CONCLUDED)
$      3,000   Harris County Toll Road Sub-Lien
                 (FGIC Insured)                          Aaa            AAA         08/01/09         6.000%  $     3,430,230

      13,500   Houston Utility Systems
                 Revenue-Refunding-First Lien-
                 Series A (FGIC Insured)                 Aaa            AAA         05/15/23         5.250        14,468,490

       6,000   Houston Water & Sewer System
                 Revenue-Junior Lien-Series A
                 (FSA Insured)                           Aaa            AAA         12/01/15         5.500         6,775,020

       2,000   Irving Independent School District
                 Refunding-Capital
                 Appreciation-Series A
                 (PSF-GTD Insured)                       Aaa            AAA         02/15/12         4.960#        1,503,920

       2,000   Jefferson County (FGIC Insured)           Aaa            AAA         08/01/20         5.250         2,151,320

      10,000   Lubbock Health Facilities
                 Development Corp.-Hospital
                 Revenue-Methodist
                 Hospital- Series A
                 (Pre-refunded with U.S.
                 Government Securities
                 to 12/01/05 @ 100)
                 (AMBAC Insured)                         Aaa            AAA         12/01/22         5.900        10,486,400

       4,115   San Antonio Electric & Gas
                 Revenue-(Escrowed to Maturity)          Aa1            AAA         02/01/19         5.650         4,850,104

       4,000   San Antonio Electric & Gas
                 Revenue-Unrefunded
                 (FSA-CR Insured)                        Aaa            AAA         02/01/12         5.000         4,423,200

         155   San Antonio Water Revenue-
                 (MBIA Insured)                          Aaa            AAA         05/15/16         6.000           170,486

         720   San Antonio Water Revenue-
                 (Pre-refunded with U.S.
                 Government Securities to
                 05/15/07 @ 100)
                 (MBIA Insured)                          Aaa            AAA         05/15/16         6.000           835,978

       6,110   Texas A&M University Fund
                 Refunded                                Aaa             NR         07/01/17         5.250         6,735,358

       4,170   Williamson County General
                 Obligation (FSA Insured)                Aaa            AAA         02/15/17         5.500         4,642,669

                                                                                                                  70,484,447
----------------------------------------------------------------------------------------------------------------------------

UTAH--2.13%
       2,000   Utah Municipal Power System
                 Revenue-Payson Power Project-
                 Series A (FSA Insured)                  Aaa            AAA         04/01/17         5.250         2,196,840

PRINCIPAL
 AMOUNT                                                 MOODY'S         S&P         MATURITY     INTEREST
 (000)                                                  RATING         RATING         DATES        RATES          VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONCLUDED)

UTAH--(CONCLUDED)
$      2,085   Utah Municipal Power System
                 Revenue-Payson Power
                 Project-Series A (FSA Insured)          Aaa            AAA         04/01/18         5.000%  $     2,230,929

       2,055   Utah Water Finance Agency
                 Revenue-Pooled Loan
                 Financing Program-Series C
                 (AMBAC Insured)                         Aaa             NR         10/01/18         5.250         2,270,200

                                                                                                                   6,697,969
----------------------------------------------------------------------------------------------------------------------------

WASHINGTON--9.05%
       5,210   Washington State Public Power
                 Supply Revenue
                 Refunding-Systems Nuclear
                 Project No. 2-Series A
                 (MBIA Insured)                          Aaa            AAA         07/01/11         6.550#        4,080,941

       2,220   Cowlitz County School District
                 No. 458 Kelso (FSA Insured)             Aaa             NR         12/01/15         5.750         2,558,151

       1,000   Cowlitz County School District
                 No. 458 Kelso (FSA Insured)             Aaa             NR         12/01/18         5.750         1,148,690

       2,000   Energy Northwest Electric
                 Revenue-Columbia Generator
                 Station-Series F (MBIA Insured)         Aaa            AAA         07/01/18         5.000         2,138,720

       2,175   Energy Northwest Electric
                 Revenue-Project No. 1-Series A
                 (MBIA Insured)                          Aaa            AAA         07/01/15         5.750         2,496,682

       2,000   King County School District
                 No. 403 Renton (FGIC Insured)           Aaa            AAA         12/01/14         5.250         2,177,400

       5,000   Seattle Water Systems Revenue
                 (MBIA Insured)                          Aaa            AAA         09/01/19         5.000         5,337,050

       3,625   Snohomish County School
                 District No. 015 Edmonds
                 (FGIC Insured)                          Aaa            AAA         12/01/15         5.250         3,901,008

       4,315   Spokane County-Refunding
                 -Series B (MBIA Insured)                Aaa            AAA         12/01/10         5.000         4,640,437

                                                                                                                  28,479,079
----------------------------------------------------------------------------------------------------------------------------

WEST VIRGINIA--3.20%
      10,000   Marshall County Pollution
                 Control Revenue-Ohio Power
                 Project-Series D (MBIA Insured)         Aaa            AAA         04/01/22         5.900        10,069,000
----------------------------------------------------------------------------------------------------------------------------

WISCONSIN--0.40%
       1,105   Ladysmith-Hawkins School
                 District Refunding
                 (FGIC Insured)                          Aaa             NR         04/01/20         5.500         1,259,910
----------------------------------------------------------------------------------------------------------------------------

Total Long-Term Municipal Bonds (cost--$436,741,414)                                                             451,608,107
----------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                 MOODY'S         S&P         MATURITY     INTEREST
 (000)                                                  RATING         RATING         DATES        RATES          VALUE
----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL NOTES--21.62%

ILLINOIS--1.87%
$      5,900   Illinois Health Facilities Authority
                 Revenue-Resurrection
                 Health-Series A (FSA Insured)          VMIG-1          A-1         10/01/04         1.740%* $     5,900,000
----------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--3.77%
       3,680   Massachusetts State Health &
                 Education Facilities Authority
                 Revenue-Capital Asset
                 Program-Series B
                 (MBIA Insured)                         VMIG-1          A-1+        10/01/04         1.740*        3,680,000

       3,400   Massachusetts State Health &
                 Education Facilities Authority
                 Revenue-Capital Asset
                 Program-Series C
                 (MBIA Insured)                         VMIG-1          A-1+        10/01/04         1.740*        3,400,000

       4,800   Massachusetts State Health &
                 Education Facilities Authority
                 Revenue-Capital Asset
                 Program-Series D
                 (MBIA Insured)                         VMIG-1           NR         10/01/04         1.720*        4,800,000

                                                                                                                  11,880,000
----------------------------------------------------------------------------------------------------------------------------

MISSOURI--1.02%
       3,200   Missouri Health & Educational
                 Facilities Authority Health
                 Facilities Revenue-Cox Health
                 Systems (AMBAC Insured)                VMIG-1          A-1         10/01/04         1.800*        3,200,000
----------------------------------------------------------------------------------------------------------------------------

NEVADA--1.91%
       6,000   Clark County School District-
                 Series A (FSA Insured)                 VMIG-1          A-1+        10/01/04         1.650*        6,000,000
----------------------------------------------------------------------------------------------------------------------------

NEW YORK--5.99%
       5,000   New York City General
                 Obligation-Series B-
                 SubSeries B-4 (MBIA Insured)           VMIG-1          A-1+        10/01/04         1.730*        5,000,000

       3,060   New York City General
                 Obligation-Series B-
                 SubSeries B-6 (MBIA Insured)           VMIG-1          A-1         10/01/04         1.700*        3,060,000

       6,200   New York City General
                 Obligation-Series H-
                 SubSeries H-2 (MBIA Insured)           VMIG-1          A-1         10/01/04         1.700*        6,200,000

       4,600   New York City Municipal Water
                 Finance Authority Water &
                 Sewer Systems Revenue-
                 Series C (FGIC Insured)                VMIG-1          A-1+        10/01/04         1.730*        4,600,000

                                                                                                                  18,860,000
----------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                 MOODY'S         S&P         MATURITY     INTEREST
 (000)                                                  RATING         RATING         DATES        RATES          VALUE
----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL NOTES--(CONCLUDED)

TEXAS--6.20%
$      9,000   Harris County Health Facilities
                 Development Corporate
                 Hospital Revenue-Texas
                 Childrens Hospital-Series B-1
                 (MBIA Insured)                         VMIG-1          A-1+        10/01/04         1.750%* $     9,000,000

      10,500   Harris County Health Facilities
                 Development Corporate
                 Special Facilities Revenue-
                 Texas Medical Center Project-
                 Series B (FSA Insured)                 VMIG-1          A-1+        10/01/04         1.720*       10,500,000

                                                                                                                  19,500,000
----------------------------------------------------------------------------------------------------------------------------

WASHINGTON--0.86%
       2,700   Washington State Health Care
                 Facilities-Authority Revenue-
                 Providence Services-Series A
                 (MBIA Insured)                         VMIG-1          A-1+        10/01/04         1.720*        2,700,000
----------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Notes (cost--$68,040,000)                                                              68,040,000
----------------------------------------------------------------------------------------------------------------------------
Total Investments (cost--$504,781,414)--165.10%                                                                  519,648,107

Other assets in excess of liabilities--1.62%                                                                       5,091,969

Liquidation Value of Auction Preferred Shares--(66.72%)                                                         (210,000,000)

Net Assets applicable to shareholders--100.00%                                                               $   314,740,076
----------------------------------------------------------------------------------------------------------------------------

* Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates; the interest rates shown are the current rates as of September 30, 2004.
# Interest rates shown reflect yield to maturity at purchase date for zero coupon bonds.
+    Entire or partial amount pledged as collateral for futures transactions.
NR    -- Not Rated
AMBAC -- American Municipal Bond Assurance Corporation
CR    -- Custodial Receipts
FGIC  -- Financial Guaranty Insurance Company
FSA   -- Financial Security Assurance
GTD   -- Guaranteed
IBC   -- Insured Bond Certificate
MBIA  -- Municipal Bond Investors Assurance
PSF   -- Permanent School Fund

NUMBER OF                                           IN           EXPIRATION       UNREALIZED
CONTRACTS           CONTRACTS TO RECEIVE        EXCHANGE FOR       DATES         DEPRECIATION
----------------------------------------------------------------------------------------------
FUTURES CONTRACTS

                    U.S. Treasury Note
50                    5 Year Futures            $  5,537,500    December 2004    $    (41,406)

                    U.S. Treasury Note
95                    10 Year Futures             10,699,375    December 2004         (41,875)
----------------------------------------------------------------------------------------------
                                                                                 $    (83,281)
----------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

INSURED MUNICIPAL INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES -- SEPTEMBER 30, 2004 (UNAUDITED)

ASSETS:

Investments in securities, at value (cost--$504,781,414)            $      519,648,107
Cash                                                                         3,383,305
Receivable for investments sold                                             11,283,842
Interest receivable                                                          6,247,577
Receivable for variation margin                                                 14,842
Other assets                                                                    29,476
Total assets                                                               540,607,149

LIABILITIES:

Payable for investments purchased                                           15,530,760
Payable to investment advisor and administrator                                258,549
Dividends payable to auction preferred shareholders                             33,839
Accrued expenses and other liabilities                                          43,925
Total liabilities                                                           15,867,073
Auction Preferred Shares Series A, B, C, D, E & F-4,200
  non-participating shares authorized, issued and outstanding;
  $0.001 par value; $50,000 liquidation value per share                    210,000,000
Net assets applicable to common shareholders                        $      314,740,076

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Common Stock--$0.001 par value; 199,997,000 shares authorized;
  20,628,363 shares issued and outstanding                                 301,976,191
Undistributed net investment income                                            655,701
Accumulated net realized loss from investment activities and
  futures                                                                   (2,675,228)
Net unrealized appreciation of investments and futures                      14,783,412
Net assets applicable to common shareholders                        $      314,740,076
Net asset value per common share ($314,740,076 applicable to
  20,628,363 common shares outstanding)                             $            15.26
--------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                       FOR THE SIX
                                                                       MONTHS ENDED
                                                                    SEPTEMBER 30, 2004
                                                                       (UNAUDITED)
--------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                            $       10,681,529

EXPENSES:
Investment advisory and administration fees                                  2,338,620
Auction Preferred Shares expenses                                              392,160
Custody and accounting                                                         155,908
Professional fees                                                               58,473
Reports and notices to shareholders                                             27,842
Directors' fees                                                                  7,223
Transfer agency fees                                                             4,957
Other expenses                                                                  55,098
                                                                             3,040,281
Less: Fee waivers from investment advisor and administrator                   (607,086)
Net expenses                                                                 2,433,195
Net investment income                                                        8,248,334

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized losses from:
  Investments                                                                 (518,957)
  Futures                                                                     (346,445)
Net change in unrealized appreciation/depreciation of:
  Investments                                                               (1,150,556)
  Futures                                                                      151,719
Net realized and unrealized loss from investment activities                 (1,864,239)
Dividends to auction preferred shareholders from net investment
  income                                                                    (1,167,340)
Net increase in net assets applicable to common shareholders
  resulting from operations                                         $        5,216,755

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

                                                                  FOR THE SIX
                                                                  MONTHS ENDED           FOR THE
                                                               SEPTEMBER 30, 2004      YEAR ENDED
                                                                   (UNAUDITED)       MARCH 31, 2004
------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                          $        8,248,334   $       17,284,000
Net realized gain (loss) from investment activites
  and futures                                                            (865,402)           8,867,105
Net change in unrealized appreciation/depreciation of
  investments and futures                                                (998,837)          (8,816,660)

COMMON SHARE EQUIVALENT OF DIVIDEND AND DISTRIBUTIONS TO
AUCTION PREFERRED SHAREHOLDERS FROM:
Net investment income                                                  (1,167,340)          (1,410,363)
Net realized gains from investment activities                                  --             (335,308)
Total dividends and distributions paid to auction
  preferred shareholders                                               (1,167,340)          (1,745,671)
Net increase in net assets applicable to common
  shareholders resulting from operations                                5,216,755           15,588,774

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income                                                  (8,045,064)         (17,327,825)
Net realized gains from investment activities                                  --           (5,029,195)
Total dividends and distributions to common shareholders               (8,045,064)         (22,357,020)
Auction Preferred Shares offering expenses                                     --             (723,487)
Net decrease in net assets applicable to common
  shareholders                                                         (2,828,309)          (7,491,733)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of period                                                   317,568,385          325,060,118
End of period                                                  $      314,740,076   $      317,568,385
------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                $          655,701   $        1,619,771
------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

INSURED MUNICIPAL INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Insured Municipal Income Fund Inc. (the "Fund") was incorporated in Maryland on February 18, 1993, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. There can be no assurance that the Fund's investment objective will be achieved.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--The Fund calculates net asset values based on the current market value, where available, for its portfolio's securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Securities traded in the over-the-counter ("OTC") market are valued at the last bid price available on the valuation date prior to valuation.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

FUTURES CONTRACTS--Upon entering into a financial futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through which the transaction was effected, an amount of cash and/or municipal obligations equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin" are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. Variation margin calls could be substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund was unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a segregated account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortion.

DIVIDENDS AND DISTRIBUTIONS--The Fund intends to pay monthly dividends to common shareholders at a level rate that over time will result in the distribution of all of the Fund's net investment income remaining after the payment of dividends on any outstanding auction preferred shares. The dividend rate on the common stock is adjusted as necessary to reflect the earnings rate of the Fund. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends to auction preferred shareholders are accrued daily. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

INVESTMENT ADVISOR AND ADMINISTRATOR

The Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS Global Asset Management (US) Inc. ("UBS Global AM"), under which UBS Global AM serves as investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets applicable to holders of common and Auction Preferred Shares. UBS Global AM had agreed to waive 0.20% of the advisory and administration fee, so that the Fund's effective fee was 0.70% of average weekly net assets applicable to holders of common and Auction Preferred Shares. Effective August 1, 2004, the Fund's management fee waiver increased to 0.30%, reducing the effective management fee to 0.60%. This waiver will continue indefinitely unless the Board agrees to any change. At September 30, 2004, the Fund owed UBS Global AM $258,549, which is $387,923 investment advisory and administration fees less fees waived of $129,374. For the six months ended September 30, 2004, UBS Global AM waived $607,086 in investment advisory and administration fees from the Fund.

AUCTION PREFERRED SHARES

The Fund has issued 800 shares of Auction Preferred Shares Series A, 800 shares of Auction Preferred Shares Series B, 800 shares of Auction Preferred Shares Series C, 600 shares of Auction Preferred Shares Series D, 600 shares of Auction Preferred Shares Series E and 600 shares of Auction Preferred Shares Series F which are referred to herein collectively as the "APS." All shares of each series of APS have liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

Dividends, which are cumulative, are generally reset every 7 days for each Series of APS. Dividend rates ranged from 0.750% to 1.590% for the six months ended September 30, 2004.

The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the APS will vote separately as a class on certain matters, as required by law. The holders of the APS have the right to elect two directors of the Fund.

The redemption of the Fund's APS is outside of the control of the Fund because it is redeemable upon the occurrence of an event that is not solely within the control of the Fund.

Offering expenses of $723,487 were charged to paid-in-capital of the Fund in connection with the offering of APS during the year ended March 31, 2004.

PURCHASES AND SALES OF SECURITIES

For the six months ended September 30, 2004, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $113,492,514 and $116,165,833, respectively.

FEDERAL TAX STATUS

The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended March 31, 2004 was as follows:

DISTRIBUTIONS PAID FROM:                                                   2004
--------------------------------------------------------------------------------------
Tax-exempt income                                                   $       18,738,188
Net long-term capital gains                                                  5,364,503
Total distributions paid                                            $       24,102,691
--------------------------------------------------------------------------------------

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund's fiscal year ending March 31, 2005.

The tax cost of investments and the components of net unrealized appreciation of investments at September 30, 2004 were as follows:

Tax cost of investments                                             $      504,781,414
--------------------------------------------------------------------------------------
Gross unrealized appreciation                                               15,853,398
Gross unrealized depreciation                                                 (986,705)
Net unrealized appreciation                                         $       14,866,693
--------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below:

                                                          FOR THE
                                                     SIX MONTHS ENDED
                                                       SEPTEMBER 30,                 FOR THE YEARS ENDED MARCH 31,
                                                           2004         -----------------------------------------------------
                                                        (UNAUDITED)        2004       2003       2002       2001       2000
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $          15.39   $   15.76  $   15.15  $   15.30  $   14.54  $   15.58
Net investment income                                            0.40        0.84       0.97       1.01       1.04       1.04
Net realized and unrealized gains (losses) from
  investment activities                                         (0.08)       0.00#      0.58      (0.26)      0.79      (1.05)
Common share equivalent of dividends and
  distributions paid to auction preferred
  shareholders from:
  Net investment income                                         (0.06)      (0.07)     (0.10)     (0.17)     (0.31)     (0.26)
  Net realized gains from investment activities                    --       (0.02)        --         --         --         --
Total dividends and distributions paid to
  auction preferred shareholders                                (0.06)      (0.09)     (0.10)     (0.17)     (0.31)     (0.26)
Net increase (decrease) from operations                          0.26        0.75       1.45       0.58       1.52      (0.27)
Dividends and distributions paid to common
  shareholders from:
  Net investment income                                         (0.39)      (0.84)     (0.84)     (0.73)     (0.76)     (0.77)
  Net realized gains from investment activities                    --       (0.24)        --         --         --         --
Total dividends and distributions to common
  shareholders                                                  (0.39)      (1.08)     (0.84)     (0.73)     (0.76)     (0.77)
Auction Preferred Shares offering expenses                         --       (0.04)        --         --         --         --
NET ASSET VALUE, END OF PERIOD                       $          15.26   $   15.39  $   15.76  $   15.15  $   15.30  $   14.54
MARKET VALUE, END OF PERIOD                          $          13.47   $   14.48  $   13.98  $   13.42  $   13.11  $   12.00
TOTAL INVESTMENT RETURN(1)                                      (4.18)%     11.75%     10.61%      8.04%     16.02%    (10.49)%
RATIO TO AVERAGE NET ASSETS ATTRIBUTABLE TO
  COMMON SHARES:
Total expenses, net of fee waivers by advisor                    1.57%*      1.35%      1.41%      1.42%      1.44%      1.44%
Total expenses, before fee waivers by advisor                    1.96%*      1.62%      1.60%      1.61%      1.63%      1.63%
Net investment income before Auction Preferred
  Shares dividends                                               5.34%*      5.42%      6.23%      6.57%      7.00%      7.05%
Auction Preferred Shares dividends from net
  investment income                                              0.76%*      0.44%      0.61%      1.11%      2.10%      1.75%
Net investment income available to common
  shareholders, net of fee waivers by advisor                    4.58%*      4.98%      5.62%      5.46%      4.90%      5.30%
Net investment income available to common
  shareholders, before fee waivers by advisor                    4.19%*      4.71%      5.43%      5.27%      4.71%      5.11%
SUPPLEMENTAL DATA:
Net assets applicable to common shareholders,
  end of period (000's)                              $        314,740   $ 317,568  $ 325,060  $ 312,552  $ 315,568  $ 299,876
Portfolio turnover                                                 25%         37%        24%        14%         2%         8%
Asset coverage per share of Auction Preferred
  Shares, end of period                              $        124,938   $ 125,612  $ 158,353  $ 154,184  $ 155,189  $ 149,959
-----------------------------------------------------------------------------------------------------------------------------

*    Annualized.
(1) Total investment return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized for the period less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.
#    Represents less than $0.005.

INSURED MUNICIPAL INCOME FUND INC.

GENERAL INFORMATION (UNAUDITED)

THE FUND

Insured Municipal Income Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE").The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund's investment advisor and administrator is UBS Global Asset Management (US) Inc. ("UBS Global AM"), an indirect wholly owned asset management subsidiary of UBS AG, which had approximately $49.5 billion in assets under management as of September 30, 2004.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "PIF." Comparative net asset value and market price information about the Fund is published weekly in THE WALL STREET JOURNAL, THE NEW YORK TIMES AND BARRON'S, as well as in numerous other publications.

An annual meeting of shareholders of the Fund was held on July 15, 2004. At the meeting Margo N. Alexander, Richard Q. Armstrong, David J. Beaubien, Richard R. Burt, Meyer Feldberg, Carl W. Schafer, and William D. White were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified or until they resign or are otherwise removed. The shares were voted as indicated below:

COMMON STOCK AND APS SHARES VOTING AS A SINGLE CLASS SHARES

                                                                        SHARES
                                                          SHARES       WITHHOLD
TO VOTE FOR OR WITHHOLD AUTHORITY IN THE ELECTION OF:   VOTED FOR     AUTHORITY
-------------------------------------------------------------------------------
Richard Q. Armstrong                                   19,454,736      398,253
David J. Beaubien                                      19,450,949      402,040
Richard R. Burt                                        19,455,375      397,614
Carl W. Schafer                                        19,447,421      405,568
William D. White                                       19,449,629      403,360
-------------------------------------------------------------------------------

AUCTION PREFERRED SHARES

                                                                      SHARES
                                                        SHARES       WITHHOLD
TO VOTE FOR OR WITHHOLD AUTHORITY IN THE ELECTION OF:  VOTED FOR     AUTHORITY
------------------------------------------------------------------------------
Margo N. Alexander                                       3,963           0
Meyer Feldberg                                           3,963           0
------------------------------------------------------------------------------

The Fund was informed that there were no broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

PROXY VOTING POLICIES AND PROCEDURES AND RECORD

You may obtain a description of the Fund's proxy voting policies and procedures, and its proxy voting record, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's website (http://www.sec.gov).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647-1568.

DIVIDEND REINVESTMENT PLAN

The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all common shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common shareholders elect to receive cash. Common shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan.The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A common shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and common shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on the share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a common shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

DIRECTORS

Richard Q. Armstrong
CHAIRMAN

Margo N. Alexander

David J. Beaubien

Richard R. Burt

Meyer Feldberg

Carl W. Schafer

William D. White


PRINCIPAL OFFICERS

Joseph A. Varnas
PRESIDENT

Mark F. Kemper
VICE PRESIDENT AND SECRETARY

Thomas Disbrow
VICE PRESIDENT AND TREASURER

Elbridge T. Gerry III
VICE PRESIDENT

W. Douglas Beck
VICE PRESIDENT


INVESTMENT ADVISOR AND ADMINISTRATOR

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.


(C) 2004 UBS GLOBAL ASSET MANAGEMENT (US) INC. ALL RIGHTS RESERVED.

[UBS LOGO]                                                          Presorted
                                                                    Standard
                                                                   US Postage
                                                                       PAID
                                                                  Smithtown, NY
                                                                    Permit 700

     UBS GLOBAL ASSET MANAGEMENT (US) INC.
     51 West 52nd Street
     New York, NY 10019

ITEM 2. CODE OF ETHICS.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There were no purchases made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant's equity securities made in the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Meyer Feldberg, care of the Secretary of the registrant at UBS Global Asset Management
(US) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

    (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

    (a) (1) Code of Ethics - Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

    (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

    (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Insured Municipal Income Fund Inc.

By:    /s/ Joseph A. Varnas
       --------------------
       Joseph A. Varnas
       President

Date:  December 3, 2004
       ----------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Joseph A. Varnas
       --------------------
       Joseph A. Varnas
       President

Date:  December 3, 2004
       ----------------

By:    /s/ Thomas Disbrow
       ------------------
       Thomas Disbrow
       Treasurer

Date:  December 3, 2004
       ----------------